UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 26, 2020
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2525 N. Stemmons Freeway,
Dallas, Texas 75207-2401
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 26, 2020, Trinity Industries, Inc. (the “Company”) approved the following officer changes, which will become effective April 1, 2020: (i) the Company’s current Senior Vice President and Chief Financial Officer, Melendy E. Lovett, will become Senior Vice President and Chief Administrative Officer of the Company, and (ii) Eric R. Marchetto, currently Senior Vice President and Group President, TrinityRail, will become Senior Vice President and Chief Financial Officer.
Mr. Marchetto, 50, has served as Senior Vice President and Group President of TrinityRail since 2019. He joined the Company in 1995. He served as the Chief Commercial Officer for the Company’s rail businesses from 2018 to 2019. He served as Executive Vice President and Chief Administrative Officer for the Company’s rail businesses from 2016 to 2018, following having served as Executive Vice President and Chief Financial Officer for the rail businesses from 2012 to 2016. Mr. Marchetto does not have any related person transactions with the Company reportable under Item 404(a) of Regulation S-K.
Item 7.01     Regulation FD Disclosure.
On March 27, 2020, the Company issued a press release announcing the officer changes described above.
The press release also included an update due to the unprecedented market conditions related to COVID-19 and disruptions in the crude oil market. In the press release, the Company withdrew its guidance for fiscal year 2020. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of Item 7.01 of this report on Form 8-K is not an admission of the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.
Item 9.01     Financial Statements and Exhibits.
(a) - (c) Not applicable
(d) Exhibits

No.	Description
99.1	Press Release dated March 27, 2020
101.INS	XBRL Instance Document — the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (filed electronically herewith).
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (filed electronically herewith).
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

March 27, 2020	By:	/s/ Melendy E. Lovett
Name: Melendy E. Lovett
Title: Senior Vice President and Chief Financial Officer